Accounts Payable and Accrued Liabilities (Details Narrative) - USD ($)	12 Months Ended
	Dec. 31, 2020	Sep. 30, 2021	Dec. 31, 2019
Product Information [Line Items]
Accounts Payable and Accrued Liabilities, Current	$ 1,784,961	$ 1,674,088	$ 1,832,959
Standard Product Warranty Description	The Company assesses the historical warranty claims on its manufactured products and, since 2016, warranty claims have been approximately 1% of annual revenue generated on these products. Based on the Company’s warranty policy, an accrual is established at 1% of the trailing 18 months revenue.
Three Customers [Member]
Product Information [Line Items]
Accounts Payable and Accrued Liabilities, Current	$ 402,651
Standard Product Warranty Description	Since the issue is limited to these three projects and is not anticipated to reoccur in the future, we have made no adjustment to the ongoing 1% warranty reserve that we accrue on all sales.